================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 2, 2005
                                                         ----------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-29030                   22-3475473
          ----------                   -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


             399 Route 23
         Franklin, New Jersey                                    07416
         --------------------                                    -----
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

================================================================================

Item 8.01. Other Events.
           -------------

      On November 2, 2005, the Registrant issued a press release announcing its expansion into New York as its Sussex Bank subsidiary had executed an agreement to purchase the Port Jervis, New York branch of NBT Bank, N.A.. A copy of the November 2, 2005 press release is included as Exhibit 99.1 hereto.

      The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

       (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------

             99.1 Press Release dated November 2, 2005 regarding the Registrant's expansion into New York.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUSSEX BANCORP
                                          --------------
                                           (Registrant)

Dated: November 2, 2005                   By: /s/ Candace A. Leatham
                                              ----------------------------------
                                          CANDACE A. LEATHAM
                                          Executive Vice President and Treasurer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99.1              Press release dated November 2, 2005                    5
                  announcing the Registrant's expansion
                  into New York.